AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            TOP GROUP HOLDINGS, INC.



It is hereby certified that:

      1. The present name of the corporation (hereinafter called the "Corporation") is TOP Group Holdings, Inc. The date of filing the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is February 11, 2003.

      2. The certificate of incorporation of the Corporation, as previously amended, is hereby amended by striking out the previous Articles in their entirety and by substituting in lieu thereof new Articles which are set forth in the Amended and Restated Certificate of Incorporation hereinafter provided for.

      3. The provisions of the certificate of incorporation of the Corporation as heretofore amended are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended and Restated Certificate of Incorporation of Top Group Holdings, Inc. without any further amendments and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and the provisions of the said single instrument hereinafter set forth.

      4. The amendments to and restatement of the certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

      5. This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

      THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED AND RESTATED HEREIN, SHALL AT THE EFFECTIVE TIME OF THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, READ AS FOLLOWS:

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            TOP GROUP HOLDINGS, INC.

            FIRST: The name of the corporation is TOP GROUP HOLDINGS, INC. (the "Corporation").

            SECOND: The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808-1297, County of New Castle. The name of its registered agent at such address is the Corporation Service Company.

            THIRD: The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

            FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 100,000,000 shares of common stock, $.0001 par value per share ("Common Stock").

            FIFTH: The Corporation is to have perpetual existence.

            SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition and not in limitation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, conferred by the State of Delaware, it is further provided that:

                  (A) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors, which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                  (B) After the original or other Bylaws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

                  (C) The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

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

            SEVENTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law, as the same may be amended and supplemented from time to time, indemnify and advance expenses to (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor); provided, however, that except with respect to proceedings to enforce rights to indemnification, the Bylaws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            EIGHTH: No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate or limit the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, reasonable counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

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

            NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be so summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

            TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article.

            IN WITNESS WHEREOF, the undersigned hereby declares and certifies that the facts herein stated are true, and accordingly have hereunto set my hand this 21st day of January 2005.

                                              /s/ RU-HUA SONG
                                              ---------------------------------
                                              Ru-Hua Song, President

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